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Exhibit 10.9

Registered Number of the Contract:

Contract for Technology Transfer

Name of Project: Equipment for Making 100kt/a DME by Catalytic Dehydration of Methanol in Gas Phase

Entrusting Party: Henan Jinding Chemical Industry Co., Ltd.
(Party A)

Contractor: SiChuan TianYi Science & Technology Co., Ltd.
(Party B)

Place of contract: Chengdu City of Si Chuan Province, Luoshan of He Nan Province
Contract Date: June 30, 2006

Contract period: From June 30, 2006 to June 30, 2008

Manufactured by the Supervision of National Committee of Science and Technology

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Entrusting Party (Party A): He Nan Jin Ding Chemical Industry Limited Company

Contractor (Party B): Si Chuan Tian Yi Technology Incorporated Company

Party A entrusts Party B to undertake transferring and designing the technology of “Equipment for Making 100kt/a DME by Catalytic Dehydration of Methanol in Gas Phase”. By the agreement of the two parties through friendly negotiation, this contract is formed.

Article 1 This contract is constructed according to the documents below:

1.1	Contract Law of People’s Republic of China and Regulations for Reconnoitering and Designing of the Building Contract.

1.2	National and regional law and regulations relating to the supervision of reconnoitering and designing of construction.

1.3	Authorized files of construction.

Article 2 Name of project, scale of the device and division section

2.1 Name of project: The device of making DME by formaldehyde vapor catalyzing dehydration.

2.2 Scale of the device: 100kt/a DME for fuel (Pure degree≥99.0%)

2.3 Standard of the product: DME for fuel, Pure degree≥99.0%

2.4 Division section: see Annex I

Article 3 Party A should provide Party B with foundational data and documents as follow:

The foundational data and documents that should be provided by Party A to Party B is shown in Annex II.

Article 4 Schedule of Process: (See Annex III)

4.1 Date of execution of the contract: This contract becomes effective as soon as signature and seal are done by both parties.

4.2 After the date that this contract becomes effective, Party A should provide Party B with the foundational data and documents mentioned in Article 3 in five days.

4.3 After the receiving of both advance payment and foundational data and documents mentioned in Article3 from Party A, Party B should finish all the design of the project (the design shown in the shop drawing) in four months.

Article5 Contact fee and the method of payment

5.1 Contact fee: The total fee of the contract is RMB *****, which including the charge for the usage of know-how: RMB *****, and the charge of building design: RMB *****.

5.2 Method of payment of the contract fee:

5.2.1 After signature and seal by both parties, Party A should pay Party B the sum of ***** of the total contract fee, that is RMB *****, in 5days as advance payment (After this contract is fulfilled, advance payment is regarded as contract fee).

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5.2.2 While Party B provides Party A with shop drawing of the device, Party A should pay Party B the sum of ***** of the total contract fee, that is RMB *****, at the same time. Party A will draw the design papers against bank bill or bank bill by four-parties which is valid.

5.2.3 While Party B provides Party A with shop drawing of construction, .Party A should pay Party B the sum of ***** of the total contract fee, that is RMB *****, at the same time. Party A will draw the design papers against bank bill or valid bank remittance by Party A.

5.2.4 While Party B provides Party A with all shop drawing, Party A should pay Party B the sum of ***** of total contract fee, that is RMB *****. Party A will draw the design papers against bank bill or valid bank remittance by Party A.

5.2.5 After reception test, Party A should pay Party B the rest of total contract fee, that is RMB *****, in 10 days.

Article 6 Check and acceptance of the device:

6.1 Assessment index: see Annex IV

6.2 Assessment method: In condition that raw materials, water, electronic, gas and other building conditions are supplied in normal, the device keep running more than 72 hours, and its output, quality, carbinol and its expenditure meet the level of relating index (see Annex 4), and in this case the device is qualified and both parties should sign and seal in the check and acceptance certificate.

6.3 In case that more than 1 month after running-in the device, there is no check and acceptance occurred out of reason by Party A, it is regarded that the device is qualified in the test.

Article 7 duties of the two parties

7.1 duties of party A

7.1.1 According to Article 3, party A should provide party B with the basic materials and documents in the specified time and take the responsibility of their accuracy and time limit.

If party A delays providing party B with the basic materials and documents, Party B can postpone the project according to the time schedule of the project in Article 4 of the contract If party A delays providing for more than 15 days, party B has right to rearrange the schedule of the project.

7.1.2 If it its because Party A changes the commissioned project, the size of the equipments, conditions of design or provides inaccurate materials or modifies the materials significantly, that party B has to redo the work, after mutual agreement both sides should sign an additional contract (or another contract) and redefine the related Articles. In addition, Party A should pay the cost of party B for redoing of the work according to the actual workload of party B after mutual agreement. (If the changes can be solved through fax, party B will not charge party A)

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7.1.3 After party B provides party A with all the documents of the construction design drawings, party A should construct and begin the trial run of the equipments within six months. If party A exceeds the time limit, the trial run of the equipments should be arranged on the mutually agreed time. If it is because of party A that party B has to do the trial run of the equipments again, for the second time, party A should notify party B in writing before the trial run of the equipments and pay for the travel, accommodation and transport of the personnel sent for the test by party B.

7.1.4 Party A should provide the personnel on spot office, accommodation and transport free of charge.

7.1.5 During the implementation of the contract, if party A asks to terminate or cancel the contract, party B will not refund what party has paid. In addition, party A should pay party B according to the actual workload of Party B. If party B finishes less than half of the work of a stage, party A should pay party B half of the fees of the stage. If party B finishes more than half of the work of a stage, party A should pay party B all the fees of the stage.

7.1.6 Party A should pay party B within the time limit according to Article 5 of the contract If the payment of Party A exceeds the time limit , party A should pay part B ***** of the overdue payment for every day. At the same time, party B can postpone the project according to schedule written in item 4 of the contract If party A delays payment for 15 days, party B has right suspend the work in the next stage. When doing this Party B should notify Party B in writing.

7.1.7 Party A should keep secret the documents and materials provided by party B. Without Party B’s written agreement, whatever reason it has, party A should not photocopy or provide the third party with them or use them for another project. Otherwise, party B has right to ask for claim.

Duties of party B

7.2.1 please refer to attachment 5 for the content of party B’s work.

7.2.2 please refer to attachment six for the list of the design document provided by party B

7.2.3 If there are any incompleteness or the mistakes in the design document, party B should be responsible for the modification or complementation of the design document. If party’s wrong design causes the poor quality of the project and party A therefore suffers a loss, Party B should take remedial measures, and should not ask for the design fees of the part which cause Party A’ loss. In addition, party B should compensate for the actual loss of party A, and party A can ask for compensation of damages according to the related laws of China.

7.2.4 If party B causes the delay of provision of design document under the contract, party B should reduce by ***** of the fees of the delayed part of the design for each day. If the delay exceeds 15 days, after mutual agreement, they can sign an additional agreement. However, party A has the right to claim for compensation.

7.2.5 When the contract is in force, if party B ask for the termination or cancellation of the contract, party B should return the fees party A has paid, and compensate party’ loss according to the lending rate during the contract.

7.2.6 If it is because of party B’s fault that the trial run does not pass for the first time, party B should modify and improve the design free of charge (the time should not exceed one month). If the second check still does not pass, party B should not only continue modifying and improving the design, but also should compensate party according to the related laws of China.

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7.2.7 The technology service on spot of party B will not exceed 60 days (including the delivery of design and so on). If it is because of party A that the technology service on spot exceed the time limit, party should pay the fees for the travel, accommodation and transport of party B.

7.2.8 Party B should not transfer the technology of the production of DME to any company or individual in Xinyang city.

7.2.9 Party B should keep secret the documents and materials provided by party A. without Party A’s written agreement, whatever reason it has, party B should not photocopy or provide the third party with them or use them for another project. Otherwise, party A has right to ask for claim.

Article 8 belonging of the fruits

8.1 The property right of the technology and fruits belong to party B. Party A is allowed to build only one set of equipment ( the equipment under the contract) in its related company according to the technological materials provided by party B. Party A is not allowed to copy and transfer the technology to any third party. Otherwise, party A will break the contract.

8.2 The technological changes made by party A after production practice belong to party A.

Item 9 others

9.1 If party A asks party B for extra work and service, which is not written in the contract, party A should pay extra fees to party B.

9.2 If there is force majeure preventing the contract from being carried out, both sides should negotiate with each other.

9.3 If there is any dissension during the implementation of the contract, both sides should negotiate in time. If after negotiation, both sides still can not reach an agreement, if they agree on judicial arbitration, they can go to the court where the contract is signed.

9.4 For the unexhausted matters, both sides can sign an additional agreement as an attachment. The additional agreement has the same legal force as the contract.

9.5 The contract is in octuplicate with each party having quadruplicate.

9.6 Both sides’ fulfillment of their duties under the contract will terminate contract. However, item 7.1.7and 7.2.9 will still be in force.

9.7 attachments 1 to attachment 6 are indispensable part of the contract, and they have the same legal force as the contract.

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Appendix 1:
Boundary division

*****

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Appendix 2:

The basic datum and documents submitted by party A to party B

1. Project establishment and approval by related higher departments.

2. Geographical map of plan to build field (include coordinate system, elevation system and wind rose map), site drawing of plan to build field.

3. Available quantity and supply way of existed fresh water, electricity, soft water, instrument air and natural gas, and other public works inside the construction site.

4. Basic materials of local hydrology, weather, topography, geology, communications and transportation, situations of plant area and surrounding regions, environmental protection, water source, flood discharge, power supply, telecommunications, and so on.

5. Present situations of local fire fighting device.

6. Drilling datum of plan to build field.

7. Qualification requirements of office buildings, control room, and so on.

Appendix 3:
Scheduling

1.	Party A should submit basic datum and documents to party B 5 days after the effective date of the contract. (see appendix 2);

2.
Party B should supply ordering list of prototype equipments within 15 days after the effective date of the contract and after receiving the advanced payment of party A. Within 15 days after party B received the ordering list of prototype equipments from party A, party B should return related datum of prototype equipments;

3.
Party B should supply construction drawing documents of non-labeled facilities of the equipment within 30 days after the effective date of the contract. (Supply facility condition drawing of dimethyl ether spherical tank with a volume of 2000 cubic meters).

4.
Party B should supply drawing papers of civil engineering construction drawing 40 days after the effective date of the contract and after party A received the detailed reconnaissance datum (without affect construction).

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5.	Party B should supply all other project design documents except the above one 120 days after the effective date of the contract.

Appendix 4:
Equipment and indexes of evaluation, check and acceptance

1.	Measures of evaluation, check and acceptance

1.1	Trial production of equipment feeding. With the agreement of both parties, it can be switched into equipment evaluation after two days of continuous steady operation.

1.2
Party A is responsible for the work of evaluation, check and acceptance, and is responsible for the organization and execution. Evaluations scheme should be formulated by two parties together. Party B is responsible for technical guidance and sending personnel to attend the work of evaluation, check and acceptance.

1.3	The measuring device, calculation model, analysis method, and analytical apparatus used in evaluation should be approved by two parties.

1.4	The evaluation contents of equipments include product quantity, product quality, raw material, and the consumption of public works.

1.5	The time of equipment evaluation is 72 hours of continuous running. During the period of evaluation, sampling and analysis times should not be less than 12.

1.6
If all the evaluation indexes of the equipment meet the requirements after evaluation, it can be considered as qualified. Both parties should sign on the evaluation, check and acceptance book. The evaluation, check and acceptance of the equipment are completed.

1.7	Party A and party B should transact check and acceptance procedure together 2 days after the completion of the equipment evaluation.

2.	Evaluation indexes

2.1	Product quantity and operating time

The equipment production volume of dimethyl ether is 00kt/a.

The operating time is counted in 8,000 hours per year.

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Operating elasticity of equipment: 50~110%

2.2 Product specifications

2.2.1 Product specifications

(1) State of the product: liquefied gas; Pressure: 0.2-0.9 Mpa(G)
(2) Temperature of the product: 5-40℃
(3) Composition of the product
Fuel level (purity≥99.0%);

2.3	Consumption of raw materials and public works (in per ton fuel level of dimethyl ether)

a)	Methyl ether: ≤1.4 It (purity discount)
b)	Electricity: ≤10kwh (not include the electricity consumption of illumination and public works inside the boundary);
c)	Vapor: ≤1.5t

Appendix 5:
Working contents of party B

1.	Attend the design and audit meeting of party A, answer questions related to design and technique.

2.	Responsible for the design hand-over to construction and installation units;

3.	Responsible for on-site service of construction technique, handle problems related to design techniques;

4.	Responsible for the service of on-site power-on and evaluation, check and acceptance;

5.	Provide 60 personnel per day for the site of party A, and these personnel should be in the profession of technology, facility, automatic control, electric, and others;

6.
On-site training the equipment technology, analysis, and other aspects operating personnel free of charge for party A. These personnel can be employed by party A after they qualified the training evaluation.

7.	Compile related safety specifications, using and operating manuals for party A.

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Appendix 6:

The datum detailed list of design document submitted by party B to party A

1.	Construction drawing design document within the boundary, in octuplicate;
2.	Operating principle of technology, in octuplicate;
3.	Safety regulation, in octuplicate;
4.	Analysis regulation, in octuplicate.

Transferee (party A)	Title (or name)	/s/ Henan Jinding chemical Industry Co, Ltd.
	Legal (commission) representative		Signing date
	Contract person		Signing date
Residence (communication address)
	Telephone		Fax
Bank of deposit
	Accounting number		Mail code

Transferor (party B)	Title (or name)	/s/ Sichuan Tianyi Science and Technology Co., Ltd.
	Legal (commission) representative		Signing date
	Contract person		Signing date
	Residence (communication address)	No. 445 mailbox, Airport, South Airport Road, outside Chengdu City, Sichuan province
	Telephone	028-85960028	Fax
	Bank of deposit	Suboffice of Industrial and Commercial Bank in Gaozhiyongfeng Road, Chengdu
	Accounting number		Mail code	610225